UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SEZZLE INC.
(Name of Registrant as Specified in Its Charter)

Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

Explanatory Note

This Amendment No. 1 (this “Amendment") amends and restates the Definitive Proxy Statement and Proxy Card of Sezzle Inc. ("Sezzle," the "Company," "we," "us" or "our") filed with the Securities and Exchange Commission (the “SEC”) on April 23, 2024 (the "Original Proxy Statement"). The Company filed the Original Proxy Statement in connection with the Company's 2024 Annual Meeting of Stockholders, which was originally scheduled to be held on June 13, 2024 and is being rescheduled by the Company to occur on November 19, 2024 (the "Annual Meeting").

After the Company filed the Original Proxy Statement with the SEC, Michael Cutter, Paul Alan Lahiff and Paul Purcell resigned from the Company’s Board of Directors and declined to serve for an additional term commencing at the Annual Meeting. The Board of Directors appointed Kyle Brehm and Stephen East to fill two vacancies on the Board of Directors created by the resignations of Messrs. Cutter and Lahiff. In addition, the Board of Directors approved a Fifth Restated Certificate of Incorporation (the “Restated Certificate”) that amends the Company’s current certificate of incorporation to permit stockholders to act by written consent consistent with the Delaware General Corporation Law, and removes the authorization of the issuance of common prime stock and related provisions that require the issuance of common prime stock (all of which have expired). The Board of Directors desires to submit the Restated Certificate to the Company’s stockholders for adoption (the “Restated Certificate proposal”) at the Annual Meeting.

This Amendment is being filed to, among other things, (i) update the persons that the Company recommends be elected by stockholders at the Annual Meeting to serve as directors of the Company to serve until their successors are duly elected and qualified, (ii) include the Restated Certificate proposal, and (iii) provide new details of the Annual Meeting, including an updated record date for those persons entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

The changes to the Original Proxy Statement as reflected in this Amendment reflect such updates and other related and conforming changes relating to the replacement of the director nominees and the Restated Certificate proposal. No attempt has been made in this Amendment to otherwise modify or update disclosures presented in the Original Proxy Statement. Except as specifically set forth in this Amendment, this Amendment does not otherwise reflect events occurring after the filing of the Original Proxy Statement or modify or update disclosures affected by subsequent events.
1

TO THE STOCKHOLDERS OF SEZZLE INC.:

The Board of Directors of Sezzle Inc. (the "Company," "we," "us" or "our"), has determined to update the proposals for approval by stockholders at the Company's 2024 Annual Meeting of Stockholders (the "Annual Meeting"), which will now be held on Tuesday, November 19, 2024 at 5:00 p.m. (US Eastern Time), via virtual meeting conducted exclusively online via live webcast at https://meetnow.global/MFH4YSX.

Proposal One - Election of Directors

The Company is updating the director nominees included in Proposal One-Election of Directors, as reflected in the attached amended notice and proxy materials. Since the Company filed with the SEC the Company’s Definitive Proxy Statement on April 23, 2024 (the "Original Proxy Statement"), Michael Cutter, Paul Alan Lahiff and Paul Purcell resigned from the Board of Directors and declined to serve for an additional term commencing at the Annual Meeting. The Board of Directors appointed Kyle Brehm and Stephen East to fill two vacancies created by the resignations of Messrs. Cutter, Lahiff and Purcell, and decreased the size of the Board of Directors was to five directors. Proposal One has been revised to remove Messrs. Cutter, Lahiff and Purcell as director nominees and recommend to stockholders the election of each of our currently serving directors.

New Proposal Three - Fifth Restated Certificate of Incorporation

The Company is also adding a new proposal for the stockholders to consider at the Annual Meeting. The Company’s Fourth Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”), among other things, prohibits the Company’s stockholders from taking any action by written consent, and authorizes the issuance of 300 million shares of common prime stock. The Certificate of Incorporation included common prime stock as part of our public offering in Australia and listing on The Australian Securities Exchange (the “ASX”) in 2019. No common prime stock has ever been issued. In 2024, we completed our delisting from the ASX and there is no longer any need for any authorized shares of common prime stock.

After consideration, the Board of Directors have approved a Fifth Restated Certificate of Incorporation, which amends and restates the Certificate of Incorporation, to permit the Company’s stockholders to take action by written consent to the extent permitted by the Delaware General Corporation Law, and delete the authorization of the common prime stock. The Board of Directors is seeking the approval of the Fifth Restated Certificate of Incorporation by stockholders at the Annual Meeting.

Because these proposals were not described in the Original Proxy Statement, we are amending and restating the Original Proxy Statement in the enclosed proxy statement and amended proxy card or voting instruction form to allow our stockholders to vote on the updated proposals. An Amended Notice of the Annual Meeting is also enclosed.

In order to vote on the updated proposals, you can vote by online by following the instructions on the enclosed revised proxy card. Alternatively, you may complete, sign, date and return the enclosed revised proxy card at your earliest convenience. If you hold your shares through a broker, bank or other nominee, please complete and return the voting instruction form that you receive from them or follow the telephone voting instructions provided on the form. We request that you vote on all of the proposals presented when voting. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted by you.

Your vote is important. Please read the enclosed Proxy Statement in its entirety, as it contains information that is important to your decisions in voting at the Annual Meeting.

By Order of the Board of Directors,

Charles Youakim
Executive Chairman and Chief Executive Officer

Minneapolis, Minnesota
October 7, 2024

AMENDED NOTICE OF THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON
TUESDAY, NOVEMBER 19, 2024 AT 5:00 P.M. (U.S. EASTERN TIME)

TO THE STOCKHOLDERS OF SEZZLE INC.:
Please take notice that the Annual Meeting of Stockholders (the “Annual Meeting”) of Sezzle Inc. (the “Company”) will be held on Tuesday, November 19, 2024 at 5:00 p.m. (US Eastern Time), via virtual meeting conducted exclusively online via live webcast at https://meetnow.global/MFH4YSX, for the following purposes, as more fully described in the accompanying amended and restated proxy statement (the “Proxy Statement”):

1.The election of five directors named in the Proxy Statement to serve until their successors are duly elected and qualified;
2.The ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending 2024;
3.The adoption of the Fifth Restated Certificate of Incorporation; and
4.The transaction of any other business as may properly come before the Annual Meeting or any adjournments thereof.

Pursuant to due action of the Board of Directors, stockholders of record on October 1, 2024 at 5:00 p.m. (US Eastern Time) will be entitled to vote at the Annual Meeting or any adjournments thereof.

We previously mailed the Notice of Internet Availability of Proxy Materials relating to the Annual Meeting to stockholders beginning on April 29, 2024, which made available to our stockholders a notice and definitive proxy statement filed with the SEC on April 23, 2024 (the "Original Proxy Statement"). This Amended Notice of Annual Meeting and the enclosed Amended and Restated Proxy Statement are being mailed to stockholders on October 10, 2024.

This Amended Notice and the enclosed Amended and Restated Proxy Statement (including the Explanatory Notes, a Proxy Form and Voting Instructions Form) amend and supersede the notice and Original Proxy Statement.

This Proxy Statement, the Original Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which is included with this Notice, are also available to you on the Internet. To view the proxy materials on the Internet, visit investors.sezzle.com.

We encourage you to review all of the important information contained in the proxy materials before voting.

By Order of the Board of Directors

Charles Youakim
Executive Chairman and Chief Executive Officer

Minneapolis, Minnesota
October 7, 2024

AMENDED AND RESTATED PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 19, 2024 AT 5:00 P.M. (U.S. EASTERN TIME)

IMPORTANT INFORMATION

Record Date

You are entitled to notice of, and to vote at, the Meeting (and any adjournment or postponement thereof) if you were a Stockholder on October 1, 2024 at 5:00 p.m. (US Eastern Time) (the Record Date).

Voting by Proxy

Whether or not you plan to participate in the virtual Meeting, you can ensure that your shares are represented at the Meeting by promptly completing, signing and returning the Proxy Form or voting and submitting your Proxy Form online, in each case in accordance with the instructions on the Proxy Form, as soon as possible. If you later decide to participate in the virtual Meeting, you may withdraw your proxy and vote in person.

Disclaimer

No person is authorized to give any information or make any representation in connection with the subject matter of an item which is not contained in this Notice or its accompanying documents. Any information that is not contained in this Notice or accompanying documents may not be relied on as having been authorized by the Company or the Board.

Electronic Copy

An electronic copy of this Notice and accompanying documents is available on the Company’s website at investors.sezzle.com.

Virtual Meeting

This year’s Annual Meeting will be conducted virtually using an online meeting platform accessible at https://meetnow.global/MFH4YSX.

Stockholders will not be able to attend the Annual Meeting in person. Stockholders, proxyholders, attorneys and authorized corporate representatives must log into the online Annual Meeting platform to participate in the Meeting. By participating in the Annual Meeting online, you will be able to:

•hear the Meeting discussion and view presentation slides;
•submit written questions while the Meeting is progressing; and
•vote during the Meeting.

We recommend logging into the online platform at least 15 minutes prior to the scheduled start time for the Annual Meeting using the instructions below:

Access: Once the webpage above has loaded into your web browser, click “JOIN MEETING NOW.” Then select Shareholder on the login screen and enter your Control Number, or if you are an appointed proxy, select Invitation and enter your Invite Code.

If you have trouble logging in, contact the virtual hosting company using the telephone number provided at the bottom of the screen.

Important Notice for Non-Registered Holders: Non-registered holders (shareholders who hold their shares through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxy will not be able to participate at the meeting. Non-registered holders that wish to attend and participate should follow the instructions on the voting information form and in the management information circular relating to the meeting to appoint and register themselves as proxy, otherwise you will be required to login as a guest.

If you are a guest: Select Guest on the login screen. As a guest, you will be prompted to enter your name and email address. Please note, guests will not be able to ask questions or vote at the meeting.

Online voting will be open between the commencement of the Annual Meeting and the time at which the Chairman announces voting closure.

You may still attend the Annual Meeting virtually if you have completed a Proxy Form, but in that case, you will not vote directly; rather, the person you have appointed as proxy will cast your vote on your behalf.

Stockholders are also encouraged to submit any questions in advance of the Annual Meeting to the Company. Questions must be submitted in writing to the Company by email to investorrelations@sezzle.com at least 48 hours prior to the Annual Meeting.

Stockholders will also have the opportunity to submit written questions during the Annual Meeting in respect to the formal items of business, however it would be preferable for questions to be submitted to the Company in advance of the Meeting. In order to ask a question during the Annual Meeting, please follow the instructions from the Chairman.

The Chairman will attempt to respond to the questions during the Annual Meeting. Stockholders are limited to a maximum of two questions each (including any questions submitted in advance of the Annual Meeting).

IMPORTANT: To assure that your shares are represented at the Annual Meeting, please vote your shares over the telephone, via the Internet or by marking, signing, dating and returning the enclosed proxy card or applicable voting instruction form to the address specified. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares, except that beneficial owners may only instruct their broker, bank or other holder of record to vote on their behalf by following the instructions on the enclosed applicable voting instruction form. Beneficial owners may not vote in person at the Annual Meeting unless a valid proxy has been obtained from their broker, bank or other holder of record, as the case may be, with respect to their ownership interests.

Proxy Summary

Annual Meeting

Date and Time:	Location:	Record Date:
November 19, 2024 5:00pm (US Eastern Time)	meetnow.global/MFH4YSX	October 1, 2024

Items of Business

Item	Board Recommendation	Page
Proposal One: Election of Directors	FOR each Director Nominee	27
Proposal Two: Ratification of Independent Accounting Firm Selection	FOR	28
Proposal Three: Adoption of Fifth Restated Certificate of Incorporation	FOR	30

How to Vote

By Mail	Online	During the Meeting
Sign, date and return your proxy card in the enclosed envelope.	Visit the website on your proxy card.

Questions and Answers About the Proxy Materials and Voting

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

Questions About the Annual Meeting

When is the Annual Meeting?

The Annual Meeting of Stockholders of the Company will be held virtually on Tuesday, November 19, 2024 at 5:00 p.m., U.S. Eastern Time.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast.

You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MFH4YSX. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 5:00 p.m., U.S. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

Why are you holding a virtual meeting instead of a physical meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International +1 781-575-2748.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares of record through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Sezzle holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., US Eastern Time, on November 13, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:
Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:
Computershare
COMPANY Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

What is the purpose of the Annual Meeting?

At the Annual Meeting of Stockholders, you are invited to vote on the following proposals:

Proposal 1.Election of our current directors, Kyle Brehm, Stephen East, Paul Paradis, Karen Webster and Charles Youakim;
Proposal 2.Ratification of Independent Accounting Firm Selection; and
Proposal 3.Approval of the Fifth Restated Certificate of Incorporation

A detailed explanation of each proposal are contained in the proxy statement.

How many shares must be present to hold the Annual Meeting?

In accordance with the Bylaws and Certificate of Incorporation, the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. Shares are counted as present at the Meeting if you are a Stockholder of Record and either:

a.you are present and vote in person at the meeting; or
b.you have properly and timely submitted your proxy as prescribed in the Proxy Form.

Questions About Voting

Who is entitled to vote at the Annual Meeting?

If you were a stockholder, either as a Stockholder of Record or as the beneficial owner of Common Stock, at 5:00 pm on October 1, 2024 US Eastern Time (the "Record Date"), you are invited to attend the Annual Meeting and may vote your shares at the Annual Meeting.

As of the Record Date, there were 5,580,093 shares of common stock outstanding, all of which were entitled to vote with respect to the items of business at the Meeting. Each holder of common stock has one vote for each share of common stock held on the Record Date.

How do I vote my Common Stock?

If you are a Stockholder of Record, there are three ways to vote:
(a)by completing, signing and returning the Proxy Form in accordance with its instructions;
(b)in person via the webcast at the Annual Meeting; or
(c)online in accordance with the instructions on the Proxy Form.
Valid proxies must be received by the Share Registry no later than 5:00pm (U.S. Eastern Time) on November 18, 2024.
If you hold your common stock as a Street Name Holder, you must vote your common stock in the manner prescribed by your broker, bank, or other holder of record, which is similar to the voting procedures for Stockholders of Record. You will receive a voting instruction form to use in directing the broker, bank, or other holder of record how to vote your common stock.

Who will count the votes?

Representatives of our transfer agent, Computershare, will tabulate the votes and act as inspectors of election for the Annual Meeting.

What are "broker non-votes"?

When a beneficial owner of shares held in street name does not provide voting instructions to his or her broker, bank or other securities intermediary holding his, her or its shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposals 1 (Election of Directors) and 3 (Adoption of Fifth Restated Certificate of Incorporation) are considered to be “non-routine” under NYSE rules and, therefore, we expect broker non-votes to exist in connection with such proposals. Broker non-votes will have no effect on Proposal 1.

What are the voting requirements and what are the Board's recommendations?

The following table details the voting requirements for each proposal being voted on at the Annual Meeting and the Board of Director's recommendations:

Effect of
No.	Proposal	Board Recommendation	Required Vote	Abstentions	Broker Non-Votes
1	Election of Directors	FOR each director nominee	Majority of the votes cast at the meeting.	No effect.	Not entitled to vote, and so no effect.
2	Ratification of Independent Accounting Firm Selection	FOR	Majority of the voting power of the shares represented at the meeting and entitled to vote on the matter.	Same as a vote AGAINST.	Same as a vote AGAINST.
3	Adoption of the Fifth Restated Certificate of Incorporation	FOR	Majority of the voting power of the shares entitled to vote on the matter.	Same as a vote AGAINST.	Same as a vote AGAINST.

Can I change my vote after submitting my proxy?

If you are a Stockholder of Record, you may change your vote at any time before the proxy is voted at the Meeting by:
(a)submitting a later-dated proxy online before commencement of the Meeting;
(b)sending a written notice of revocation to the Company, which must be received in a timely matter; or
(c)by attending the virtual Annual Meeting and voting online. Attendance at the virtual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or cast your vote online at the Meeting.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record and following its instructions for how to do so.

All shares for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

How can I find out the voting results?

We expect to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Questions About These Proxy Materials

Why am I receiving these materials?

You are receiving this proxy statement because the Board of Directors of is soliciting proxies to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide you pursuant to the rules and regulations promulgated by the SEC and is intended to assist you in voting your shares.

Why did I receive a "Notice of Internet Availability of Proxy Materials," but no proxy materials?

We distribute our proxy materials to certain shareholders via the Internet under the "Notice and Access" approach permitted by rules of the SEC. This approach reduces our environmental impact and distribution costs, while providing a timely and convenient method of accessing the materials and voting. On October 10, 2024, we mailed a "Notice of Internet Availability of Proxy Materials" to participating shareholders containing instructions on how to access the proxy materials on the Internet. To request a free set of printed materials for this Annual Meeting or for future mailings, refer to the Notice for detailed instructions on how to request a copy via internet, phone or email.

What does it mean if I receive more than one set of proxy materials?

If you are receiving more than one set of the proxy materials, it means you hold Common Stock registered in more than one account. To ensure that all of your Common Stock are voted, please submit proxies for all of your Common Stock. If you wish to only receive a single set of each document, please contact our transfer agent, Computershare Investor Services, in writing at P.O. Box 505000, Louisville, KY 40233-5000; or by telephone, in the U.S., Puerto Rico and Canada, 1-800-733-9393, and outside the U.S., Puerto Rico and Canada, 1-781-575-4591.

Questions About Other Matters

What is the difference between a Stockholder of Record and a Street Name Holder?

If you own shares registered directly in your name with our U.S. share registrar, Computershare Trust Company, N.A., you are considered the “Stockholder of Record” with respect to those shares. As a Stockholder of Record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, then the broker, bank, or other holder of record is considered to be the Stockholder of Record with respect to those shares, while you are considered the “beneficial owner” of those Shares. In that case, your shares are said to be held in "street name," and you are a “Street Name Holder” with respect to such shares. This notice was forwarded to you by that organization. Street Name Holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other holder of record how to vote their shares using the method described below under the section of this Proxy Statement titled ‘How do I vote my Common Stock?'. Since a Street Name Holder is not the Stockholder of Record, you may not vote your shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank, or other holder of record that holds your shares giving you the right to vote the shares at the Annual Meeting.

Can any other business be conducted at the Annual Meeting?

Yes. All matters brought before the Annual Meeting must be stated in the Notice or otherwise properly brought before the Annual Meeting by or at the direction of the Board, or by a Stockholder of Record entitled to vote at the meeting in compliance with our Bylaws. The Company and the Board are not aware of any properly submitted business to be acted upon at the Annual Meeting that is not set forth in this Notice.

Who is paying for this proxy solicitation?

We will pay the costs associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. We may also reimburse brokers, fiduciaries or custodians for the cost of forwarding proxy materials to Street Name Holders.
Our employees, officers and directors may solicit proxies in person or via telephone or the Internet. We will not pay additional compensation for any of these services.

What happens if the Annual Meeting is adjourned?

The Annual Meeting may be adjourned by the Chairman of the Annual Meeting for the purposes of, among other things, soliciting additional proxies. In the absence of a quorum of any class of stock entitled to vote on a matter, an adjournment may be made from time to time with the approval of the affirmative vote of the holders of a majority of outstanding shares of such class present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting. The Company is required to notify stockholders of any adjournments of more than 30 days or if a new record date is fixed for the adjourned meeting. Except as described above, notice is not required for an adjourned meeting if the time, place and means of remote communication for the adjourned meeting are announced at the meeting at which the adjournment occurs. Unless a new record date is fixed, your proxy will still be valid and may be voted at the adjourned meeting unless properly revoked. You will still be able to change or revoke your proxy until it is voted.

When are stockholder proposals due for the 2025 Annual Meeting of Stockholders?

Proposals by stockholders, including director nominations, that are submitted for inclusion in our proxy statement for our 2025 annual meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and our Bylaws. To be timely under our Bylaws, a stockholder proposal must have been received by our Secretary at 700 Nicollet Mall, Ste 640, Minneapolis, MN 55402, not earlier than the close of business on June 6, 2025 (US Central Standard Time), and no later than close of business July 6, 2025 (US Central Standard Time). However, if the date of our 2025 annual stockholders’ meeting is changed by more than 30 days from November 19, 2025, then the deadline for submitting a stockholder proposal will be no later than 10 days after the day on which the date of the 2025 annual meeting is first disclosed in a press announcement or in a document we publicly file or furnish with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.
Notices of stockholder proposals and stockholder nominations for directors must comply with the informational and other requirements set forth in our Bylaws as well as applicable statutes and regulations. Due to the complexity of the respective rights of the stockholders and our Company in this area, any stockholder desiring to propose actions or nominate directors is advised to consult with his or her legal counsel with respect to such rights. We suggest that any such proposal be submitted by certified mail return receipt requested.

Our Board of Directors and Corporate Governance

Our directors, their respective ages as of the Record Date, October 1, 2024, and certain other information are as follows:

Name	Age	Director Since	Position	Committee Membership
Kyle Brehm	40	2024	Independent Non-Executive Director	Audit and Risk Committee (Member), Compensation Committee (Member), and Nominating and Corporate Governance Committee (Member)
Stephen East	60	2024	Independent Non-Executive Director	Audit and Risk Committee (Chair), Compensation Committee (Chair), and Nominating and Corporate Governance Committee (Chair)
Paul Paradis	40	2018	Co-Founder, Executive Director, and President	—
Karen Webster	67	2024	Independent Non-Executive Director	Audit and Risk Committee (Member), Compensation Committee (Member), and Nominating and Corporate Governance Committee (Member)
Charles Youakim	47	2016	Co-Founder, Executive Chairman, and Chief Executive Officer	—

Director Biographies

Kyle Brehm Independent Non-Executive Director
Mr. Brehm has been an officer and tax attorney at the law firm of Fredrikson & Byron P.A. since November 2019. Prior to this, Mr. Brehm was a director at PricewaterhouseCoopers LLP and was a member of the board of directors and treasurer of eQuality-Pathways to Potential, a non-profit organization organized in Minneapolis, MN, from 2012 until 2022.

Mr. Brehm has a Bachelor of Arts from St. John’s University, a Juris Doctor (JD) degree from University of Minnesota Law School and an MBA from the University of Minnesota-Carlson School of Management.

We believe Mr. Brehm is well-qualified to serve as a member of our Board of Directors. Mr. Behm has relevant legal and tax experience that provides valuable insight to the Company and the industry which it operates.

Age: 40 Director since 2024 Committees: •Compensation •Nominating and Corporate Governance •Audit and Risk

Stephen East Independent Non-Executive Director
Stephen East currently sits on the Board of Toll Brothers, Inc. (NYSE: TOL), the 5th largest homebuilder in the U.S., and previously was one of the country’s preeminent Wall Street Housing analysts. He is widely recognized as an influential expert on the single-family new construction industry and Consumer Behavior. With 30+ years of wide-ranging research and industry experience, Stephen is well-known for his focus on strategy, managerial talent, capital structure and housing-related macroeconomics.

Stephen retired from Wells Fargo after serving as a Managing Director and Senior Consumer Analyst, heading the Equity Research team that covered the Homebuilding and Building Products sectors. Prior to joining Wells Fargo, he was recruited by Evercore ISI and spent four years there as a Partner and Senior Managing Director heading the firm’s Housing research effort. Prior to joining Evercore ISI, he spent nearly two decades in equity research and investment management, including roles as Director of Research. He also spent six years in industry at Monsanto. Stephen was II ranked for numerous years, including multiple years ranked No. 1 in the annual Institutional Investor analyst survey for Homebuilding & Building Products. He was also recognized by StarMine as a top analyst.

Mr. East is an active member of various industry trade groups, including ULI and NAHB and has been a frequent speaker at real estate industry conferences and media outlets. Stephen has been a commissioner on his local Planning & Zoning Commission for more than 10 years, while also volunteering on his local Crisis Response Team.

Stephen is a CFA Charterholder and is a Financial Expert as defined by the Sarbanes-Oxley Act of 2002. He currently sits on the Audit & Risk and Executive Compensation committees and is Chair of the Public Debt & Equity Securities committee of Toll Brothers Board. Stephen earned an MBA from the University of Missouri and a BS in Finance from Arkansas State University, which he attended on an athletic scholarship.

We believe that Mr. East is a valuable asset to our Board of Directors due to his financial acumen and extensive experience in the capital markets and corporate governance at public companies.

Age: 60 Director since 2024 Committees: •Compensation (Chair) •Nominating and Corporate Governance (Chair) •Audit and Risk (Chair)

Paul Paradis Executive Director and President
Mr. Paradis co-founded Sezzle and has served as a member of our Board of Directors since May 2018. Mr. Paradis has served as President since July 2020 and, prior to serving as President, Mr. Paradis was our Chief Revenue Officer starting in May 2016. Mr. Paradis has extensive experience in sales and marketing. He began his career in sales with the Minnesota Timberwolves. He left the Timberwolves to attain his MBA from the Carlson School of Management at the University of Minnesota, where he focused on marketing and strategy. After graduating from the Carlson School of Management, Mr. Paradis spent six years leading sales and marketing at Dashe & Thomson and the Abreon Group, boutique management consultancies focused on IT transformation adoption. Mr. Paradis left the Abreon Group in 2016 when he co-founded Sezzle. At Sezzle, Mr. Paradis oversees sales, account management, strategic partnerships, and customer and merchant support.

Mr. Paradis has a Bachelor of Arts in Political Science from Davidson College and an MBA from the University of Minnesota. Mr. Paradis does not currently hold any other directorships. We believe Mr. Paradis is well-qualified to serve as a member of our Board of Directors due to his experience from serving as co-founder and President at Sezzle, in addition to his experience in IT transformation.

Age: 40 Director since 2018 Committees: None.

Karen Webster Independent Non-Executive Director
Karen Webster was appointed and has served as a member of the Board of Directors since February 2024. Ms. Webster is the founder and has served as Chief Executive Officer of What’s Next Media & Analytics LLC since July 2009 and has been a consultant and managing director of Berkeley Research Group, LLC since 2023. Ms. Webster also has been a co-founder and executive of Market Platform Dynamics LLC since 2004.

Ms. Webster has a Master of Science in Strategy and Marketing from Johns Hopkins University. We believe Ms. Webster is well-qualified to serve as a member of our Board of Directors due to her senior management experience and her expertise in the payments industry.

Age: 67 Director since 2024 Committees: •Compensation •Nominating and Corporate Governance •Audit and Risk

Charles Youakim Chairman and Chief Executive Officer
Mr. Youakim is our co-founder, Executive Chairman, and Chief Executive Officer of Sezzle. Mr. Youakim is a serial technology entrepreneur with over ten years of experience in growing fintech companies from inception to large-scale businesses. Mr. Youakim began his career as an engineer and software developer. After successfully advancing in his early career, he returned to business school where he was able to focus on expanding his knowledge of finance, marketing, and business strategy.

In 2010, after completing business school, Mr. Youakim founded his first payments company, Passport Labs, Inc. (“Passport”). Passport became a leader in software and payments for the transportation industry. At Passport, Mr. Youakim led the construction and the original technology and led the company as it disrupted the industry through the introduction of white label systems and payment wallets. Passport is the technology behind enterprise transportation installations like ParkChicago, ParkBoston, and the GreenP in Toronto.

Mr. Youakim co-founded Sezzle in 2016 and also planned much of the business’ technology architecture. Mr. Youakim has a degree in Mechanical Engineering from the University of Minnesota and an MBA from the Carlson School of Management at the University of Minnesota. Mr. Youakim does not currently hold any other directorships. We believe Mr. Youakim is well-qualified to serve as a member of our Board of Directors due to his perspective and experience from serving as co-founder and Chief Executive Officer of Sezzle, as well as his experience leading other technology companies.

Age: 47 Director since 2016 Committees: None.

Director Independence

Our Board currently consists of five members: Mr. Brehm, Mr. East, Mr. Paradis, Ms. Webster, and Mr. Youakim. Under the Nasdaq listing standards, a director will only qualify as “independent” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and compensation committee members must satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of Nasdaq. Our Board conducts a periodic review of the independence of the directors and, based upon information provided by each member of the Board regarding his or her background, employment, affiliations, and beneficial ownership, the Board of Directors has determined that each of Mr. Brehm, Mr. East, and Ms. Webster are “independent” as defined under the applicable rules, regulations, and listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC.

There are no family relationships among any of our directors or executive officers.

Board Leadership

The Chairman of the Board is also the Chief Executive Officer of the Company, Charlie Youakim. Our Board believes that we are best served at this stage of our growth and operations by Mr. Youakim serving in both roles. Our Board is comprised of a majority of independent directors under the Nasdaq listing standards and, while our independent directors bring valuable oversight and outside experience, Mr. Youakim provides current Company-specific experience and insight developed from co-founding and leading the Company since its inception.

Mr. Youakim is not a member of the Compensation Committee, Nominating and Corporate Governance Committee, or the Audit and Risk Committee.

Board Committees

Our Board of Directors has established a Compensation Committee, Nominating and Corporate Governance Committee, and Audit and Risk Committee, each of which operates pursuant to a committee charter, available at our website (investors.sezzle.com) under the "Governance" heading. Each committee is comprised of Mr. Brehm, Mr. East (Chair), and Ms. Webster, each of whom the Board has determined is independent under the definitions of independence prescribed by Nasdaq and the SEC. Further, our Board of Directors has determined that each member of our Audit and Risk Committee can read and understand fundamental financial statements in accordance with Nasdaq audit committee requirements. Our Board of Directors has determined that Mr. East is an “audit committee financial expert” within the meaning of the SEC regulations.

Compensation Committee Members: •Stephen East (Chair) •Kyle Brehm •Karen Webster
Our Compensation Committee charter is available on our website at https://investors.sezzle.com/leadership-and-governance/. Our compensation committee has overall responsibility for evaluating and approving the structure, operation, and effectiveness of the Company’s compensation plans, policies, and programs for officers and directors, including but not limited to:

•Assisting the Board of Directors in developing and evaluating potential candidates for executive officer positions, and overseeing the development of executive succession plans;
•Reviewing the Company’s overall compensation strategy to provide for appropriate rewards and incentives for the Company’s management and employees;
•Reviewing and approving corporate goals and objectives relevant to the Chief Executive Officer and other executive officer compensation, and evaluating the performance of the executive officers of the Company in light of those goals and objectives;
•Reviewing, assessing, and making recommendations to the Board of Directors regarding the compensation of the independent directors;
•Considering and making recommendations to the Board of Directors regarding whether to seek shareholder approval for any executive officer compensation;
•Overseeing the Company's policies and practices regarding the deferral of performance-based remuneration and the reduction, cancellation, or clawback of performance-based remuneration in the event of serious misconduct, a material misstatement in the Company's financial statements, or as otherwise set forth in policies of the Committee or Board;
•Overseeing and monitoring the remuneration of non-executive directors, including the Company's policies and practices regarding any minimum shareholding requirements;
•Administering the Company’s equity-based plans, deferred compensation plans and management incentive compensation plans, granting awards under such plans and making recommendations to the Board of Directors about amendments to such plans (or approve amendments to such plans, to the extent authority to approve such amendments is provided therein) and the adoption of any new equity-based incentive compensation plans;
•Reviewing, considering, and selecting, to the extent determined to be advisable, a peer group of appropriate companies for purposes of benchmarking and analysis of compensation for executive officers and directors;
•In its sole discretion, appointing, retaining, or obtaining the advice of a compensation consultant, legal counsel, or other adviser;
•Producing a compensation committee report on executive compensation for inclusion in the Company’s annual proxy statement in accordance with the proxy rules and such rules as required by the SEC;
•Monitoring the Company's compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefits;
•Overseeing the Company's compliance with applicable rules and regulations promulgated by the SEC regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under Nasdaq rules;

Compensation Committee (continued) Members: •Stephen East (Chair) •Kyle Brehm •Karen Webster
•Reviewing the risks associated with the Company’s compensation policies and practices, including an annual review of the Company’s risk assessment of its compensation policies and practices for its employees;
•Reviewing whether there is any gender or other inappropriate bias in remuneration for directors, executives, or other employees;
•Reviewing and assessing the adequacy of its charter and submitting any changes to the Board of Directors for approval on an annual basis;
•Reporting its actions and any recommendations to the Board on a periodic basis; and
•Annually performing, or participating in, an evaluation of the performance of the committee, the results of which shall be presented to the Board of Directors.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serve, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Nominating and Corporate Governance Committee Members: •Stephen East (Chair) •Kyle Brehm •Karen Webster
Our Nominating and Corporate Governance Committee charter is available on our website at https://investors.sezzle.com/leadership-and-governance. Our Nominating and Corporate Governance Committee provides oversight with respect to corporate governance and ethical conduct, and monitors the effectiveness of our corporate governance guidelines. Our Nominating and Corporate Governance Committee is responsible for, among other things:

•Identifying individuals qualified to become directors, consistent with criteria approved by the Board, receiving nominations for such qualified individuals, and reviewing recommendation put forward by the Chief Executive Officer;
•Establishing criteria for Board of Directors composition and identifying individuals qualified to become members of our Board of Directors and its various committees;
•Establishing a policy under which stockholders of the Company may recommend a candidate to the committee for consideration for nomination as a director;
•Recommending to the Board qualified individuals to serve as committee members;
•Developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company;
•Reviewing the Company’s practices and policies with respect to directors, including retirement policies, the size of the Board, the ratio of employee directors to nonemployee directors, the meeting frequency of the Board and the structure of Board meetings and make recommendations to the Board with respect thereto;
•In concert with the Board of Directors, reviewing the Company policies with respect to significant issues of corporate public responsibility, including contributions;
•Recommending to the Board of Directors or to the appropriate committee thereto processes for annual evaluations of the performance of the Board of Directors, the Chairperson of the Board and the Chief Executive Officer and appropriate committees of the Board of Directors;
•Considering and reporting to the Board any questions of possible conflicts of interest of directors;
•Providing for new director orientation and continuing education for existing directors on a periodic basis;
•Overseeing the maintenance and presentation to the Board of Directors of management’s plans for succession to executive and senior management positions in the Company, and reviewing succession planning for directors;
•Reviewing and assessing the adequacy of its charter and submitting any changes to the Board of Directors for approval;
•Performing, or participating in, as frequently as necessary or advisable, an evaluation of the performance of the committee, the results of which shall be presented to the Board of Directors;

Nominating and Corporate Governance Committee (continued) Members: •Stephen East (Chair) •Kyle Brehm •Karen Webster
•Establishing objectives to promote the Company’s stated public benefits and support the operation of the Company in a responsible and sustainable manner consistent with its status as a public benefit corporation;
•Adopting standards to measure the Company’s progress in promoting its stated public benefits;
•At the appropriate time and subject to the Company’s size and operations, develop measurable objectives to achieve diversity in the composition of the Board, senior executives and workforce generally in accordance with the Company’s Diversity Policy;
•Monitor, review, and report to the Board on the Company’s diversity performance, including disclosing the measurable objectives set for that period, and its satisfaction of any listing standards of NASDAQ; and
•Review and make recommendations to the Board on remuneration levels by gender, as well as other facets of diversity in addition to gender, including different ages, ethnicities and backgrounds.

The Nominating and Corporate Governance Committee is responsible for developing and recommending to our Board of Directors the desired and essential qualifications, expertise, and characteristics of members of the Board, including any specific qualities or skills that the Nominating and Corporate Governance Committee believes are necessary for one or more of the members of the Board to possess. The Nominating and Corporate Governance Committee has developed a skills matrix to assist it in consideration of the appropriate balance of experience, skills and attributes required of a member of the Board and to be represented on the Board as a whole. The skills matrix was developed after considering the Company’s near and long-term strategies and is intended to identify skills and attributes that will assist the Board in exercising its oversight function. The skills matrix reflects the core director criteria that should be satisfied by each director or nominee and includes:

•Experience in developing, implementing and delivering strategic business objectives;
•Qualifications and/or proficiency in financial accounting;
•Proven ability and understanding in the application of legal principles, including financial services law;
•Ability to identify key risks in a wide range of areas including legal and compliance;
•Knowledge and experience in the strategic use and governance of information management and information technology including digital strategies, disruption and innovation;
•Ability to comprehend and communicate developments in the Company’s industry;
•A broad range of commercial/business experience, preferably in the small to medium enterprise context;
•Formal training in directorship or governance; and
•Experience at an executive level, including the ability to oversee strategic human resource management and evaluate the performance of senior executives.

The Committee first evaluates the current members of the Board of Directors willing to continue in service as well as the results of periodic Board and committee self-evaluations. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective.

The Committee considers diversity as a factor in its evaluation of director candidates. Our Board of Directors maintains a diversity policy applicable to all of our employees, executives and directors that establishes the responsibility to consider appropriate and measurable (as applicable) diversity objectives, to assess regularly the overall effectiveness of the objectives and to review annually the progress in achieving the diversity objectives. This policy does not intend to set specific diversity goals with respect to the composition of our Board of Directors, but provides a mechanism for our company to evaluate diversity more broadly. A copy of the Diversity Policy is available on the corporate governance section of our website at https://investors.sezzle.com/leadership-and-governance.

Nominating and Corporate Governance Committee (continued) Members: •Stephen East (Chair) •Kyle Brehm •Karen Webster
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the committee’s charter, our Certificate of Incorporation and our Bylaws; and the skills matrix approved by our Board of Directors regarding director qualifications. In recommending candidates for nomination, the Nominating and Corporate Governance Committee considers candidates properly recommended by directors, officers, employees, stockholders, and other uses, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. In addition, the Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

The Nominating and Corporate Governance Committee will consider recommendations by stockholders of candidates for election to the Board of Directors. Any stockholder who wishes that the Committee consider a candidate must follow the procedures set forth in our bylaws. Under our Bylaws, if a stockholder plans to nominate a person as a director at a meeting, the stockholder is required to place a proposed director’s name in nomination by written request delivered to or mailed and received at our principal executive offices not less than 90 nor more than 120 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. However, in the event that the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the stockholder must be so delivered on or before ten (10) days after the day on which the date of the current year’s annual meeting is first disclosed in a public announcement. The Committee is not aware of any properly submitted nominees for director elections at the 2024 Annual Meeting.

Audit and Risk Committee Members: •Stephen East (Chair) •Kyle Brehm •Karen Webster
Our Audit and Risk Committee charter is available on our website at https://investors.sezzle.com/leadership-and-governance. The charter sets forth the oversight responsibilities of the committee which include, among other things: (i) assisting the Board of Directors in its oversight of (a) the integrity of the consolidated financial statements of the Company, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, (d) the performance of the Company’s internal audit function and independent auditors, and (e) the Company’s internal control over financial reporting; (ii) deciding whether to appoint, retain or terminate the Company’s independent auditors and to pre-approve all audit, audit-related, tax and other services, if any, to be provided by the independent auditors; and (iii) preparing the disclosure required by Item 407(d)(3)(i) of Regulation S-K and the report required by the SEC rules. Duties of the committee include:

•Overseeing the preparation of disclosures required by applicable rules and regulations in the Company’s proxy and annual reports;
•To the extent the committee deems necessary, engaging and overseeing any specialists to support its role and responsibilities;
•Appointing, evaluating, overseeing, retaining, compensating, terminating, or changing the Company’s independent auditor;
•Reviewing and discussing the Company’s annual, semi-annual, and quarterly financial statements, whether or not audited;
•Reviewing and discussing any material issues regarding accounting principles and financial statement presentations, including significant changes in the Company’s selection or application of accounting principles;

Audit and Risk Committee (continued) Members: •Stephen East (Chair) •Kyle Brehm •Karen Webster
•Reviewing and discussing earnings press releases, along with any financial information and earnings guidance provided to analysts and rating agencies;
•Reviewing with the independent auditor the audit, including discussing applicable audit standards and any challenges encountered in the course of the audit work;
•Discussing with management and the auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s accounting practices;
•Reviewing and discussing with management, internal audit staff, and the independent auditor, the adequacy of the Company’s internal controls;
•Establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters;
•Reviewing, and, if appropriate, approving related party transactions;
•Overseeing the Company’s ethics and compliance functions, including the Company’s Code of Conduct and other procedures established with regard to ethical behavior;
•Conferring with the Company’s general counsel about legal matters that may have a material impact on the financial statements or the Company’s compliance;
•Reviewing and discussing with management and the internal auditor, the Company’s procedures and practices designed to provide reasonable assurance that the Company’s books, records, accounts and internal accounting controls are established and maintained in compliance with the Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and similar laws and regulations to which the Company is subject;
•Overseeing the integrity of the Company’s information technology systems, processes, and data;
•Reviewing and assess the adequacy of its charter and submitting any changes to the Board for approval; and
•Performing, or participating in, as frequently as necessary or advisable, an evaluation of the performance of the committee, the results of which shall be presented to the Board of Directors.

Our Board of Directors has determined that Mr. East is an “audit committee financial expert” within the meaning of the SEC regulations. Further, our Board of Directors has determined that each member of our audit and risk committee can read and understand fundamental financial statements in accordance with the audit committee requirements of the Nasdaq listing rules.

Executive Sessions

Our independent directors meet at least twice annually without management or our executive directors to promote open and honest discussion, which are led by an independent director.

Risk Oversight

Our Audit and Risk Committee is responsible for overseeing our risk management process. Our audit committee focuses on our general risk management policies and strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Stockholder Communications

Stockholders and other interested parties may communicate with our Board by sending a letter addressed to the Board to our Corporate Secretary at 700 Nicollet Mall, Ste 640, Minneapolis, MN 55402, or via the Investor Relations email address provided on our website. These communications will be compiled and reviewed by our Senior Vice President of Corporate Development and Operational Excellence, who will determine whether the communication is appropriate for presentation to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

To enable the Company to speak with a single voice, as a general matter, senior management serves as the primary spokesperson for the Company and is responsible for communicating with various constituencies, including stockholders, on behalf of the Company. Directors may participate in discussions with stockholders and other constituencies on issues where Board-level involvement is appropriate. In addition, the Board is kept informed by Company management of the Company’s stockholder engagement efforts.

Code of Conduct

Our Board of Directors has adopted a Code of Conduct applicable to all officers, directors and employees, including our principal executive and principal financial officers and controller, which is available on our website (investors.sezzle.com) under the "Governance" heading.

Hedging and Pledging Policies

Our Securities Trading Policy provides that none of our executive officers, directors or employees, or household and immediate family members of such individuals and entities that such individuals influence or control (collectively, “Insiders”) may trade in options, warrants, puts, calls or similar hedging instruments designed to hedge or offset any decrease in market value of our securities, may not sell our securities “short,” and may not hold our securities in margin accounts or pledge our securities except in cases where the individual seeks to pledge our securities as collateral for a personal loan if they can clearly demonstrate the financial capacity to repay the loan without resort to the pledged securities and such pledge is approved by the Audit & Risk Committee. The Audit & Risk Committee may also consider the following factors in determining its approval as it deems appropriate:

•The loan amount secured by the pledge arrangement in relation to the average trading volume of the Company’s securities;
•The loan amount secured by the pledge arrangement in relation to the total Company’s securities beneficially owned by the director or senior executive;
•The loan-to-value ratio in the proposed pledge arrangement;
•The procedural safeguards to foreclosure, such as notice periods, the ability to substitute collateral, or other considerations unique to the director or senior executive;
•The triggering events of any potential margin call or sale of securities;
•Any potential conflicts of interest (actual or perceived);
•The aggregate amount of securities pledged outstanding at any given time by any other directors or senior executives;

•The percentage of pledged securities versus the overall public float of securities;
•Potential impacts to the Company or the market price of the pledged securities in the event of a forced sale;
•And any other factor deemed relevant to the Audit & Risk Committee.

The Audit & Risk Committee, or its nominee, monitors all active pledge arrangements on an ongoing basis.

These prohibitions apply to avoid any appearance that an Insider is trading based on material non-public information and focus his or her attention on short-term performance at the expense of the Company’s long-term objectives.

See “Security Ownership of Certain Beneficial Ownership and Management” below for information regarding any shares pledged by our directors or executive officers as of October 1, 2024; however, such pledging does not indicate the extent to which there may be actual borrowings against such shares as of such date, which may be substantially less than the value of the shares pledged.

Director Attendance

The Board met eight times during the year ended December 31, 2023. During 2023, each member of our Board of Directors attended at least 75% of the aggregate of the total number of meetings of our Board of Directors held during the period for which he or she has been a director.

Directors are encouraged to attend the annual meeting of stockholders absent unusual circumstances. Four members of our Board of Directors attended the 2023 annual meeting of stockholders.

Director Compensation

Under our bylaws, the Board of Directors establishes the fees for non-executive directors based on recommendations of the Compensation Committee. The Board of Director’s policy is to compensate non-executive directors at competitive market rates to attract and retain individuals of high caliber and quality, having regard to fees paid and/or equity awards granted for comparable companies and the size, complexity, and spread of our operations.

We have entered into an individual appointment letter or agreement with each of our non-executive directors. Unless otherwise provided in such letter or agreement, our compensation structure for non-executive directors is to provide annual compensation in an amount equal to $60,000 for serving as a member of the Board of Directors, $15,000 for serving as the Chair of the Audit and Risk Committee, $7,500 for serving as either the Chair of the Compensation Committee or Chair of the Nominating and Corporate Governance Committee, $7,500 for serving as a member of the Audit and Risk Committee, and $3,750 for serving as a member of the Compensation Committee or Nominating and Corporate Governance Committee. In addition, in 2023 each member of the Board of Directors was issued 2,632 in equity awards (in the form of restricted stock awards or restricted stock units). Mr. Lahiff earned $15,000 for serving as lead independent director in 2023.

The fees earned by the non-executive directors for the year ended December 31, 2023 are as set forth below:

Name(1)	Fees earned or paid in cash(2)	Stock awards(3)	Option awards(4)	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation(5)	Total
Mike Cutter(6)	$75,000	$46,292	$—	$—	$—	$22,500	$143,792
Paul Lahiff(7)	105,000	46,292	—	—	—	22,500	173,792
Kathleen Pierce-Gilmore(8)	25,000	—	—	—	—	2,500	27,500
Paul Purcell(9)	75,000	46,292	—	—	—	7,500	128,792

(1)The Company’s current non-executive directors, Kyle Brehm, Stephen East, and Karen Webster, were appointed to the Board of Directors in 2024 and received no director compensation for the year ended December 31, 2023.
(2)On August 17, 2023 the Board of Directors implemented the Compensation Committee and Nominating and Corporate Governance Committee. Prior to this date, members of the Remuneration and Nomination Committee were compensated $7,500 on an annual basis, and the Chair of the Committee was compensated $15,000 annually.
(3)Restricted stock units totaling 2,632 were issued on June 14, 2023 to both Mr. Cutter and Mr. Lahiff. Restricted stock awards totaling 2,632 were issued on June 14, 2023 to Continental Investment Partners, LLC. Mr. Purcell may be deemed to beneficially own such awards as a manager of Continental Investment Partners, LLC. The grant date fair value of the equity awards issued to the non-executive directors was A$25.90, or US$17.59 (converted at AUD:USD of 1.47259:1.00).
(4)As of December 31, 2023, the following non-executive directors had stock options outstanding with respect to the following number of shares: Mr. Cutter – 6,579; and Mr. Lahiff – 5,264. The amounts reported in this column reflect the accounting cost for these awards in the year of grant and do not correspond to the actual economic value that may be received by the director upon the sale of any of the underlying shares of common stock.
(5)Amounts represent a stipend paid to each director for Company-related travel expenses and to support educational resources for each director.
(6)Mr. Cutter resigned from the Board of Directors on July 18, 2024.
(7)Mr. Lahiff resigned from the Board of Directors on July 20, 2024.
(8)Ms. Gilmore resigned from the Board of Directors on April 24, 2023.
(9)Mr. Purcell resigned from the Board of Directors on June 6, 2024.

PROPOSAL ONE: Election of Directors

Our Board of Directors is currently comprised of five members. Clause 3.3 of the Bylaws provides that each Director shall be elected at each Annual Meeting of Stockholders and shall hold office until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. All Directors seek election in accordance with the Certificate of Incorporation and the Bylaws.

Nominees

Our Board of Directors has nominated Kyle Brehm, Stephen East, Paul Paradis, Karen Webster, and Charles Youakim for election as Directors. Each of the nominees is currently a Director of the Company. Refer to the section entitled "Our Board of Directors and Corporate Governance" for information regarding each of the nominees.

The Board of Directors (in the case of each Item, with the applicable candidate abstaining) recommend that the Stockholders eligible to vote on this Item vote FOR each of these Items. The Chairman, as proxyholder, intends to vote undirected proxies FOR each of these Items.

PROPOSAL TWO: Ratification of Independent Accounting Firm Selection

Proposed Resolution: “That the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for fiscal year 2024 be ratified.”
Our Board of Directors and management are committed to the quality, integrity and transparency of our financial reports. In accordance with the duties set forth in its written charter, the Audit and Risk Committee of our Board of Directors has appointed Baker Tilly US, LLP as our independent registered public accounting firm for the 2024 fiscal year. During our fiscal year ended December 31, 2023, Baker Tilly US, LLP served as our independent registered public accounting firm. A representative of Baker Tilly US, LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so. It is also expected that they will be available to respond to appropriate questions.

Stockholder ratification of the selection of Baker Tilly US LLP as the Company’s independent registered public accounting firm is not required by law or our Bylaws. However, we are seeking stockholder ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the committee may reconsider its selection for this and future fiscal years. Even if the selection is ratified, the committee, in its discretion, may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees And Services

The following table summarizes fees for professional audit services and other services rendered to us by Baker Tilly US, LLP for our years ended December 31, 2023 and 2022:

	2023	2022
Audit Fees(1)	$702,325	$673,337
Audit-Related Fees(2)	20,000	—
Tax Fees	—	—
All Other Fees(3)	1,495	—
Total Fees	$723,820	$673,337

(1)“Audit Fees” consisted of fees for professional services provided in connection with the audit of our consolidated financial statements, quarterly reviews of interim condensed consolidated financial statements, and related administrative fees.
(2)"Audit-Related Fees" consists of fees for professional services provided with Sezzle's Form S-1 filings during 2023.
(3)"All Other Fees" consists of fees for permissible non-audit services provided by Baker Tilly US, LLP.

Auditor Independence

The Audit Committee considered the non-audit services performed by, and fees paid to, Baker Tilly US, LLP in 2023 and determined that such services and fees are compatible with the independence of Baker Tilly US, LLP.

Audit and Risk Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit and Risk Committee has established a policy governing the use of our independent registered public accounting firm’s services. Under the policy, our Audit and Risk Committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm to ensure that the rendering of such services does not impair the accounting firm’s independence. Pursuant to the Sarbanes-Oxley Act of 2002, we do not employ our independent registered public accounting firm for engagements related to:

•Bookkeeping;
•Financial information systems design and implementation;
•Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•Actuarial services;
•Internal audit outsourcing services;
•Management functions or human resources;
•Broker-dealer, investment adviser, or investment banking services; or
•Legal services and expert services unrelated to the audit.

All fees paid to Baker Tilly US, LLP for the years ended December 31, 2023 and 2022 were pre-approved by our Audit and Risk Committee.

Report of the Audit and Risk Committee

In connection with the Audit and Risk Committee’s responsibilities set forth in its charter, the Audit and Risk
Committee has:

•Reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management and Baker Tilly US, LLP, the Company’s independent auditors;
•Discussed with Baker Tilly US, LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC; and
•Received the written disclosures and the letter from Baker Tilly US, LLP required by the applicable requirements of the PCAOB regarding Baker Tilly US, LLP’s communications with the audit committee concerning independence, and has discussed with Baker Tilly US, LLP its independence.
The Audit and Risk Committee also considered, as it determined appropriate, tax matters and other areas of financial reporting and the audit process over which the Audit and Risk Committee has oversight.

Based on the Audit and Risk Committee’s review and discussions described above, the Audit and Risk Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

THE AUDIT AND RISK COMMITTEE OF THE BOARD OF DIRECTORS*
Paul Lahiff, Chair
Michael Cutter
Paul Purcell
Karen Webster

*The undersigned directors of the Company represent those serving on the Audit and Risk Committee of the Board of Directors as of April 23, 2024, the date that the Company filed the Original Proxy Statement with the SEC.

PROPOSAL THREE: Adoption of Fifth Restated Certificate of Incorporation

The Proposal

On September 18, 2024, our Board of Directors unanimously adopted a resolution to amend and restate our existing certificate of incorporation in the form of the Fifth Restated Certificate of Incorporation (the “Restated Certificate”). A comparison of the Restated Certificate compared to our existing certificate of incorporation is attached as Annex A to this proxy statement. The Restated Certificate amends two provisions of our existing certificate of incorporation.

Stockholder Written Consents

First, the Restated Certificate amends Article IX, Section 1 to remove the prohibition on the ability of stockholders of the Company to take action by written consent, and will now permit our stockholders to take action by written consent where we have obtained the written consent of not less than the minimum number of votes that would be necessary to authorize the action at a meeting where all shares entitled to vote are present and voted, as permitted by Section 228(a) of the Delaware General Corporation Law (the “DGCL”). Section 228(a) of the DGCL sets forth the default rule governing the ability of stockholders to act by written consent and provides, in pertinent part, that “unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.”

Our Board of Directors believes that the proposed updates in the Restated Certificate to permit stockholder written consents are in the best interests of our Company and its stockholders. It will allow the Company, in situations where we can obtain the requisite consent in writing, to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a stockholder meeting for the purpose of approving the action. This amendment provides the Company with greater flexibility in the manner in which matters may be approved by the Company’s stockholders. Prohibiting stockholders from taking action by written consent could delay or defer a takeover attempt that stockholders may consider in their best interests, including attempts that might result in a premium over the market price for the shares held by the stockholders. This prohibition may also make it more difficult to remove incumbent management. The Board believes that in such cases where stockholders representing the requisite number of votes necessary to authorize an action have already consented to a given action, the stockholder meeting becomes a formality that utilizes time and resources that are better spent on other corporate functions.

Common Prime Stock

Second, the Restated Certificate no longer includes 300 million authorized shares of “common prime stock.” The existing certificate of incorporation authorized the issuance of this common prime stock as part of the Company’s initial public offering in Australia and listing on The Australian Securities Exchange (the “ASX”) in 2019, and Articles IV(B) and V set forth the terms in which the common prime stock would be issued. No common prime stock has ever been issued, and no common prime stock may be issued under the terms of the existing certificate of incorporation. In 2023, we completed our delisting from the ASX and there is no longer any need for any authorized shares of common prime stock. Accordingly, the Restated Certificate revises Article IV, IV(B) and V to remove the provisions governing common prime stock.

Except as noted above, the Restated Certificate does not amend any other provisions of our existing certificate of incorporation, or the rights and privileges of our common stock.

Effects of Approval of Restated Certificate

If the Restated Certificate is approved by the Company’s stockholders, actions otherwise required to be taken at an annual or special meeting of stockholders could be taken pursuant to Section 228 of the DGCL without a meeting and without prior notice to all stockholders if approved by written consent of holders of not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, subject to certain rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These actions could include, among other things, amendments to the Restated Certificate, mergers, consolidations, sales of assets and other matters that require the approval of the Company's stockholders. No such matters are being contemplated at this time.

As noted in this proxy statement, our directors and named executive officers beneficially own 49.95% of our outstanding common stock. If stockholders approve the Restated Certificate, our directors and named executive officers, with the support of the holders owning 0.06% or more of our shares of our common stock, will be able to take actions by written consent without the need to hold any annual or special meeting of our stockholders to consider the matters subject to such written consent.

Vote Required and Recommendation of the Board

The affirmative vote of a majority of the outstanding shares of common stock is required to approve the Restated Certificate.

The Board of Directors recommends that the stockholders vote FOR adoption of the Restated Certificate.

Executive Officers

Our executive officers, other than Charles Youakim and Paul Paradis, and their respective ages as of October 1, 2024 are as follows:

Name	Age	Position
Karen Hartje	67	Chief Financial Officer
Amin Sabzivand	36	Chief Operating Officer

Karen Hartje Chief Financial Officer
Ms. Hartje has served as our Chief Financial Officer since April 2018. Ms. Hartje occupied finance and credit management roles at Bluestem Brands, a retail finance company that was a reboot of Fingerhut Direct Marketing and generated well over $1 billion in retail sales. Ms. Hartje was on the founding team of Bluestem Brands, where she led the finance department. During her tenure, she led financial planning and analysis, management of credit policies, and forecasting. Before Bluestem Brands, Ms. Hartje started her career with KPMG and has held senior leadership positions at US Bank and Lenders Trust. Ms. Hartje currently serves on Conn’s, Inc. Board of Directors and is Treasurer for the Saint Paul Figure Skating Club, Inc. Ms. Hartje has a Bachelor of Arts in accounting from the University of Minnesota and was a certified public accountant (expired).

Amin Sabzivand Chief Operating Officer
Mr. Sabzivand has been serving as our Chief Operating Officer at Sezzle since March 2023, overseeing engineering, product, risk, operations, and business analytics functions. He is responsible for defining and executing organizational strategies, objectives, and goals for Sezzle's operations in the United States and Canada. Prior to this role, Mr. Sabzivand was Senior Vice President of Product and Vice President/Head of Data, where he designed different payment and e-commerce solutions, and developed machine-learning algorithms for credit risk and fraud detection, along with designing various business analytics tools and key performance indicator reports. Mr. Sabzivand holds two Master's degrees in Financial Mathematics and Engineering Management from the University of Minnesota. Before joining Sezzle, he held roles within the Mathematics department at the University of Minnesota.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. The SEC has designated specific due dates for these reports and we must identify in this proxy statement those persons who did not file these reports when due. We assist our directors and officers by completing and filing reports on their behalf. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that each person who at any time during the 2023 fiscal year was a director or an executive officer of the Company, or held more than 10% of our common stock, complied with all reporting requirements for fiscal year 2023, except for the following:

1.One report on Form 4 was filed late for Paul Purcell on November 30, 2023. The Form 4 disclosed a single transaction involving Mr. Purcell’s purchase of 25,427 shares of common stock at $9.94 per share.
2.One report on Form 4 was filed late for Paul Paradis on January 3, 2024. The Form 4 disclosed a gift of 84,211 shares of common stock from Paul Paradis to Paradis Family LLC on July 31, 2021, and the forfeiture of 109 shares of common stock on December 15, 2021 withheld to satisfy tax withholding obligations upon vesting of restricted stock units at $89.68 per share.
3.One report on Form 4 was filed late for Charlie Youakim on February 6, 2024. The Form 4 disclosed a gift of 157,895 shares of common stock from Charlie Youakim to Cerro Gordo LLC on June 15, 2021, and the forfeiture of 123 shares of common stock on December 15, 2021 to satisfy tax withholding obligations upon the vesting of restricted stock units at $89.68 per share.

Executive Compensation

The following discussion and analysis of compensation arrangements should be read with the compensation tables and related disclosures set forth below. This discussion contains forward looking statements that are based on our current plans and expectations regarding future compensation programs. The actual compensation programs that we adopt may differ materially from the programs summarized in this discussion.

This section describes the material elements of the compensation awarded to, earned by, or paid to our Executive Chairman and Chief Executive Officer, Charles Youakim, and our two most highly compensated executive officers (other than our Executive Chairman and Chief Executive Officer), Paul Paradis, our Executive Director and President, and Karen Hartje, our Chief Financial Officer, for our fiscal years ended December 31, 2023 and 2022. These executives are collectively referred to in this “Executive Compensation” section as our “named executive officers.” As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section or a Pay Versus Performance section, and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

Summary Compensation Table

The following table sets forth the compensation paid to, received by, or earned during each of fiscal year 2023 and 2022 by each of our named executive officers.

Name and principal position	Year	Salary	Bonus	Stock awards(1)(2)	Option awards	Nonequity incentive plan compensation(3)	All other compensation(4)	Total ($)
Charles Youakim, Executive Chairman and Chief Executive Officer	2023	$514,423	$—	$1,168,691	$—	$260,000	$325	$1,943,439
	2022	250,000	—	—	—	—	56,687	306,687
Paul Paradis, Executive Director and President	2023	351,923	—	719,739	—	140,000	13,135	1,224,797
	2022	266,347	—	—	—	—	5,990	272,337
Karen Hartje, Chief Financial Officer	2023	327,884	—	577,412	—	85,000	20,018	1,010,314
	2022	266,347	—	—	—	—	16,670	283,017

(1)Amounts reported represent the grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted stock units (“RSUs”) granted under the 2021 Equity Incentive Plan, disregarding the effects of estimated forfeitures.
(2)The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the applicable officer upon the sale of any of the underlying shares of common stock.
(3)Amounts reported represent Profit-sharing Incentive Plan ("PSIP") cash awards earned by the respective officer for the year ended December 31, 2023.
(4)Amounts reported partially reflect the value of matching contributions made by the Company in 2022 and 2023 under its 401(k) retirement plan. Amounts also reflect the payment by the Company during 2022 of an aggregate of $56,037 to Mr. Youakim, reflecting legal fees (and associated tax gross-ups) attributable to counsel provided to him in his personal capacity in relation to the Company’s merger negotiations with ZipCo Limited in the first half of 2022. Although reported in this column as compensation paid to Mr. Youakim, the Company considers the cost of these services to be a business expense and not a personal benefit to Mr. Youakim.

Narrative Disclosure to Summary Compensation Table

Compensation Philosophy and Structure

Our performance depends upon our ability to attract and retain executives and directors. To prosper, we must attract, motivate and retain these highly skilled individuals. To that end, we embrace the following principles in our compensation framework:

•Offer competitive rewards to attract high caliber executives;
•Clear alignment of compensation with strategic objectives;
•Focus on creating sustainable value for all of our stakeholders;
•Merit-based compensation across a diverse workforce; and
•Ensure total compensation is competitive by market standards.

Our compensation committee is responsible, in part, for reviewing and making recommendations for our executive directors, non-executive directors, executive officers, and employee base. The compensation committee assesses the appropriateness of the nature and amount of compensation for these individuals on a periodic basis by reference to relevant market conditions with the overall objective of ensuring maximum stakeholder benefit from the retention of high-quality directors, executives, and employees. In 2022, we engaged FW Cook as a compensation consultant to review current compensation for directors and senior executives, benchmark the same against industry peers, and make recommendations for appropriate adjustments to salary, short-term and long-term equity-based compensation plans. Following consultation with senior executives, the compensation consultant made a presentation to the remuneration and nominating committee, which subsequently was approved in substantially the form proposed.

Our Board believes the compensation framework to be appropriate and effective in attracting and retaining the best executives and directors to operate and manage the Company.

The executive and director compensation framework is designed to support our reward philosophies and to underpin our growth strategy and is based on the following:

•Base Salary
•Profit-sharing Incentive Plan
•Long-Term Incentive Plan

Base Salary

The initial base salaries of our named executive officers were set forth in their respective employment agreements and have been periodically reviewed by the Compensation Committee (formerly the Remuneration and Nomination Committee). For 2023, the salary for Mr. Youakim was increased to $525,000. The salaries for Mr. Paradis and Ms. Hartje were each increased to $355,000 and $330,000, respectively. The actual amounts paid as base salaries to each named executive officer for 2022 and 2023 are set forth above in the Summary Compensation Table in the column entitled “Salary”.

Profit-sharing Incentive Plan ("PSIP")

Our named executive officers are eligible to participate in our PSIP, which provides an annual bonus opportunity based on a combination of Company financial performance as well as individual performance. Baseline payout targets, ranging from a 0% to 100% payout, were established at the beginning of 2023 and were based on the Company's adjusted pre-tax income goals for the year ended December 31, 2023. For the year ended December 31, 2023, the PSIP cash payout was determined to be at 50% of goal. Amounts paid out for the PSIP for 2023 are included within the summary above under 'Nonequity incentive plan compensation'.

In 2022 the Company had a Short-term Incentive Plan ("STIP") in place, which provided for an annual bonus opportunity based on a combination of a Company Performance Score (“CPS”) and individual performance. For 2022, CPS was determined by the Remuneration and Nomination Committee based on Company performance within four weighted categories: growth (50%), stakeholder satisfaction (20%), optimization (15%), and innovation (15%). The Remuneration and Nomination Committee determined that the relevant Company performance metrics for the STIP were not met in 2022; therefore no STIP award was granted.

Long-Term Incentive Plan (“LTIP”)

Our named executive officers are also eligible to participate in our LTIP, which in 2023 provided for grants of restricted stock units under the 2021 Equity Incentive Plan, with vesting subject to service-based conditions over a four-year period.

The LTIP plan in place for 2022 included a performance-based vesting condition for LTIP stock options consisting of the Company’s total shareholder return (“TSR”) measured against that of the S&P/ASX All Technology Index (excluding materials and energy companies) for each one-year period within the three-year performance period starting on January 1, 2020 and ending on December 31, 2022. For comparative purposes, our volume weighted average price (“VWAP”) over a 30-day period up to the end of the relevant performance period was used and compared to the average S&P/ASX All Technology Index price over that same period. One-third of the total number of LTIP Options, as defined below, were eligible to be earned each year within the three-year performance period based on the following TSR performance for the applicable year:

Comparative TSR Target	Percentage of LTIP Options Earned (Measured on an Annual Basis)
Less than 51st percentile of companies in S&P/ASX All Technology Index (excluding materials and energy companies)	0%
Greater than or equal to 51st percentile but less than the 90th percentile of companies in S&P/ASX All Technology Index (excluding materials and energy companies)	Pro rata between 1% and 100%
Greater than or equal to 90th percentile of companies in S&P/ASX All Technology Index (excluding materials and energy companies)	100%

The Board of Directors had the discretion to amend the comparative TSR performance condition at any time during the performance period applicable to the LTIP Options if the Board of Directors believes it is appropriate to do so to reflect the Company’s circumstances. Any LTIP Options that were earned for a measurement year within the three-year performance period remain subject to a time-based vesting condition, which is satisfied upon the named executive officer’s continued employment with the Company through December 31, 2022.

The Remuneration and Nomination Committee has determined that the relevant Company performance metrics for the LTIP were not met in 2022; therefore no portion of LTIP awards vested for that period.

Agreements with our Named Executive Officers

Each of our named executive officers is party to an employment agreement with us dated June 1, 2019 that sets forth the terms and conditions of his or her employment, including an annual base salary, which has subsequently been increased as described above, and the ability to participate in the Company’s employee stock option plans, as described below. In addition, our named executive officers are bound by certain restrictive covenant obligations pursuant to a Proprietary Information, Inventions, Non-Competition and Non-Solicitation Agreement, including covenants relating to non-disclosure and use of proprietary information and assignment of inventions, as well as a covenant not to compete or solicit certain of our service providers, customers or prospective customers and suppliers during employment and for a period of one-year immediately following termination of employment for any reason.

Employee and Retirement Benefits and Perquisites

We currently provide our named executive officers with the same broad-based health and welfare benefits, including health, vision and dental insurance, which are available to our U.S.-based full-time employees. In addition, we maintain a 401(k) retirement plan for our U.S.-based full-time employees and a Registered Retirement Savings Plan (“RRSP”) for our Canada-based full-time employees, under which we may make discretionary matching and/or profit-sharing contributions. Other than the 401(k) plan and RRSP, we do not provide any qualified or non-qualified retirement or deferred compensation benefits to our employees, including our named executive officers. Except as described in the footnotes to the Summary Compensation Table above, we do not currently provide any perquisites to our named executive officers. The actual amounts of 401(k) retirement plan matching contributions paid to each named executive officer for 2022 and 2023 are set forth above in the Summary Compensation Table in the column entitled “All other compensation.”

Outstanding Equity Awards at Fiscal Year-End 2023

The following table sets forth information regarding outstanding option awards and unvested stock awards held by each of the named executive officers on December 31, 2023.

	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)		Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Charles Youakim	13,159	—	—	31.92	(1)	7/26/2029	—	—	52,632	(4)	1,080,009
Paul Paradis	13,159	—	—	31.92	(1)	7/26/2029	—	—	31,579	(4)	648,001
Karen Hartje	13,159	—	—	31.92	(1)	7/26/2029	—	—	21,053	(4)	432,008
	45,658	—	—	1.90	(2)	8/25/2028	—	—	—		—
	10,281	—	—	61.65	(3)	1/1/2030	—	—	—		—

(1)Reflects stock options that vested as to 25% of the shares subject to the award on the one-year anniversary of the date of grant (July 27, 2020), with the remaining shares vesting in equal monthly installments over a 36-month period thereafter.
(2)Reflects stock options granted to Ms. Hartje in connection with her commencement of employment with the Company that vested as to 25% of the shares subject to the award on the one-year anniversary of the date of grant (August 26, 2018), with the remaining shares vesting in equal monthly installments over a 36-month period thereafter.
(3)Reflects LTIP Options that vested based on the satisfaction of both a time and performance-based vesting condition for the year ended December 31, 2020. The vesting conditions were not met for 2021 or 2022.
(4)Reflects Long-term Incentive Plan awards issued on April 10, 2023 for Ms. Hartje and June 14, 2023 for Messrs. Youakim and Paradis. The awards, in the form of Restricted Stock Units, vest over a four-year period, with 25% of the award vesting on January 1, 2024 and the remaining vesting on a quarterly basis thereafter. The value of the awards is calculated using $20.52, the closing trading price of our common stock on December 31, 2023.

Potential Payments Upon Termination of Employment

Each of our named executive officers is entitled to severance and other benefits upon a termination of employment in certain circumstances, as described below. The employment of our named executive officers may be terminated: (i) at any time upon mutual written agreement of the parties; (ii) by us immediately and without prior notice for “cause” (as defined in the named executive officer’s employment agreement); (iii) immediately upon death or disability; (iv) by us other than for cause with advance written notice of at least 12 months (six months, in the case of Ms. Hartje); or (v) by the named executive officer, other than due to death or disability, with advance written notice of at least 12 months (six months, in the case of Ms. Hartje). In lieu of providing the written notice described above, the Company may elect to make a payment to the named executive officer equal to the regular compensation that the named executive officer would have earned over the applicable notice period.

In addition, in the event that a named executive officer’s employment is terminated by the Company in connection with, or within the three-year period following, a change of control (as defined in the Company’s employee stock option plan), all stock options held by the named executive officer under such plan will immediately vest and become exercisable.

Equity Plans

2016 Employee Stock Option Plan

The Company adopted the 2016 Employee Stock Option plan on January 16, 2016 (the “2016 Stock Option Plan”). The purposes of the 2016 Stock Option Plan were to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, and to promote the success of the Company’s business.

The 2016 Stock Option Plan was superseded upon the adoption of the 2019 Equity Incentive Plan (discussed below) by the Company, although the terms of the 2016 Stock Option Plan continue to apply to awards granted under that plan.

2019 Equity Incentive Plan

On June 24, 2019, the Board of Directors adopted, and on June 1, 2020 our stockholders approved, as amended, the Sezzle Inc. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”). The 2019 Equity Incentive Plan permitted the grant of incentive stock options to our employees and the grant of stock options, stock appreciation rights, restricted stock or restricted CDI awards, restricted stock units, dividend equivalent rights, and performance awards to our employees, directors, and consultants.

The 2019 Equity Incentive Plan was superseded upon the adoption of the 2021 Equity Incentive Plan (discussed below) by the Company, although the terms of the 2019 Equity Incentive Plan continue to apply to awards granted under that plan.

2021 Equity Incentive Plan

The Board of Directors, upon the recommendation of the Remuneration and Nomination Committee, adopted the 2021 Equity Incentive Plan, which was subsequently approved by the Company’s stockholders, as a replacement for the 2019 Equity Incentive Plan. This summary is not a complete description of all provisions of the 2021 Equity Incentive Plan and is qualified in its entirety by reference to the 2021 Equity Incentive Plan.

Purpose. The purpose of the 2021 Equity Incentive Plan is to advance the interests of the Company by providing for the grant of stock and stock-based awards to the Company’s employees, directors, and consultants.

Administration. The 2021 Equity Incentive Plan is administered by the administrator, who has the discretionary authority to, among other things, administer and interpret the 2021 Equity Incentive Plan and any awards granted under it, determine eligibility for and grant awards, determine the exercise price, base value from which appreciation is measured, or purchase price, if applicable to any award, determine, modify, accelerate or waive the terms and conditions of any award, determine the form of settlement of awards, prescribe forms, rules and procedures for awards and otherwise do all things necessary or desirable to carry out the purposes of the 2021 Equity Incentive Plan. Determinations of the administrator under the 2021 Equity Incentive Plan will be conclusive and binding upon all parties. To the extent permitted by applicable law, the administrator may delegate certain of its powers under the 2021 Equity Incentive Plan to one or more of its members or members of the Board of Directors, officers of the Company or other employees or persons. As used in this summary, the term “administrator” refers to the Compensation Committee or its authorized delegates, as applicable.

Eligibility. Employees, directors, and consultants of us or our subsidiaries are eligible to participate in the 2021 Equity Incentive Plan. Eligibility for stock options intended to be incentive stock options under the U.S. tax code (ISOs) is limited to our employees or employees of a “parent corporation” or “subsidiary corporation” of the Company. Eligibility for stock options, other than ISOs, and SARs is limited to individuals who are providing direct services on the grant date to us or certain of our subsidiaries.

Authorized Shares. Subject to adjustment as described below, the maximum number of shares of our common stock that may be delivered in satisfaction of awards under the 2021 Equity Incentive Plan is 657,895 shares of common stock (“the initial share pool”). The initial share pool automatically increases on January 1 of each year from 2022 to 2031 by the lesser of (i) four percent (4%) of the number of shares of our common stock outstanding as of the close of business on the immediately preceding December 31st and (ii) the number of shares of common stock determined by the Board of Directors on or prior to such date for such year (the initial share pool, as so increased, the “Share Pool”). As of January 1, 2024, the Share Pool was comprised of 400,621 shares of common stock. The following rules apply in respect of the Share Pool:

•Shares of our common stock withheld by us in payment of the exercise price or purchase price of an award or in satisfaction of tax withholding requirements will not reduce the Share Pool.
•Shares of our common stock underlying awards that are settled in cash or that expire, become unexercisable, or that terminate or are forfeited to or repurchased by us due to failure to vest will not reduce the Share Pool.
•Shares of our common stock delivered under awards in substitution for awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition (“Substitute Awards”) will not reduce the Share Pool.

Shares of common stock that may be delivered under the 2021 Equity Incentive Plan may be authorized but unissued shares, treasury shares or previously issued shares acquired by the Company.

Director Limits. With respect to any non-employee director in any calendar year, the aggregate value of all compensation granted or paid, including awards granted under the 2021 Equity Incentive Plan, may not exceed $750,000.00 in the aggregate ($1 million in the aggregate with respect to a director’s first calendar year of service on the Board of Directors). The foregoing limits will not apply to any compensation granted or paid to a non-employee director for his or her service to us or one of our subsidiaries other than as a director, including, without limitation, as a consultant or advisor to us or one of our subsidiaries.

Types of Awards. The 2021 Equity Incentive Plan provides for the grant of stock options, SARs, restricted and unrestricted stock and stock units, performance awards and other awards that are convertible into or otherwise based on our common stock. Dividend equivalents may also be provided in connection with awards under the 2021 Equity Incentive Plan.

•Stock Options and SARs. The administrator may grant stock options, including ISOs, and SARs. A stock option is a right entitling the holder to acquire shares of our common stock upon payment of the applicable exercise price. A SAR is a right entitling the holder upon exercise to receive an amount (payable in cash or shares of equivalent value) equal to the excess of the fair market value of the shares subject to the right over the base value from which appreciation is measured. The exercise price of each stock option, and the base value of each SAR, granted under the 2021 Equity Incentive Plan will be no less than 100% of the fair market value of a share of our common stock on the date of grant (110% in the case of certain ISOs). Other than in connection with certain corporate transactions or changes to our capital structure, stock options and SARs granted under the 2021 Equity Incentive Plan may not be repriced or substituted for by new stock options or SARs having a lower exercise price or base value, nor may any consideration be paid upon the cancellation of any stock options or SARs that have a per share exercise or base price greater than the fair market value of a share of our common stock on the date of such cancellation, in each case, without stockholder approval. Each stock option and SAR will have a maximum term not more than ten years from the date of grant (or five years, in the case of certain ISOs).
•Restricted and Unrestricted Stock and Stock Units. The administrator may grant awards of stock, stock units, restricted stock and restricted stock units. A stock unit is an unfunded and unsecured promise, denominated in shares, to deliver shares or cash measured by the value of shares in the future, and a restricted stock unit is a stock unit that is subject to the satisfaction of specified performance or other vesting conditions. Restricted stock is stock subject to restrictions requiring that it be redelivered or offered for sale to us if specified conditions are not satisfied.
•Performance Awards. The administrator may grant performance awards, which are awards subject to performance criteria.

•Other Stock-Based Awards. The administrator may grant other awards that are convertible into or otherwise based on shares of our common stock, subject to such terms and conditions as are determined by the administrator.
•Substitute Awards. The administrator may grant Substitute Awards, which may have terms and conditions that are inconsistent with the terms and conditions of the 2021 Equity Incentive Plan.

Vesting; Terms of Awards. The administrator will determine the terms of all awards granted under the 2021 Equity Incentive Plan, including the time or times an award will vest or become exercisable, the terms on which awards will remain exercisable and the effect of termination of a participant’s employment or service on awards. The administrator may at any time accelerate the vesting or exercisability of an award.

Transferability of Awards. Except as the administrator may otherwise determine, awards may not be transferred other than by will or by the laws of descent and distribution.

Performance Criteria. The 2021 Equity Incentive Plan provides for grants of performance awards subject to “performance criteria.” Performance criteria are specified criteria, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting, or full enjoyment of the award. Performance criteria and any related targets may be applied to a participant individually or to a business unit or division of the Company or the Company as a whole. Performance criteria may also be based on individual performance and/or subjective performance criteria. The administrator may provide that performance criteria applicable to an award will be adjusted in a manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable performance criteria.

Effect of Certain Transactions. In the event of a consolidation, merger or similar transaction in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding shares of common stock by a single person or entity, a sale of all or substantially all of the Company’s assets or shares of common stock, a dissolution or liquidation of the Company, or any other transaction the administrator determines to be a covered transaction, the administrator may, with respect to outstanding awards, provide for:

•The assumption, substitution or continuation of some or all awards (or any portion thereof) by the acquirer or surviving entity;
•The cash payment in respect of some or all awards (or any portion thereof) equal to the difference between the fair market value of the shares subject to the award and its exercise or base price, if any, on such terms and conditions as the administrator determines; and/or
•The acceleration of exercisability or delivery of shares in respect of some or all awards.

Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in our capital structure, the administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the 2021 Equity Incentive Plan; the number and kind of securities subject to, and, if applicable, the exercise price or base value of, outstanding or subsequently granted awards; and any other provisions affected by such event.

Clawback. The administrator may provide in any case that any outstanding award, the proceeds from the exercise or disposition of any award, and any other amounts received in respect of any award will be subject to forfeiture and disgorgement to the Company if the participant to whom the award was granted is not in compliance with any provision of the 2021 Equity Incentive Plan, any award, or any restrictive covenant with the Company. Each award is subject to any policy of the Company that relates to trading on non-public information and permitted transactions with respect to shares of stock. In addition, each award will be subject to any policy of the Company that provides for forfeiture, disgorgement, or clawback with respect to incentive compensation that includes awards under the 2021 Equity Incentive Plan and will be further subject to forfeiture and disgorgement to the extent required by law or applicable stock exchange listing standards.

Effective Date, Amendments and Termination. The Company’s stockholders adopted the 2021 Equity Incentive Plan on June 11, 2021. No awards may be granted under the 2021 Equity Incentive Plan after June 10, 2031, the tenth anniversary of such approval. The administrator may at any time amend the 2021 Equity Incentive Plan or any outstanding award and may at any time terminate the 2021 Equity Incentive Plan as to future grants of awards. However, except as expressly provided in the 2021 Equity Incentive Plan or applicable award, the administrator may not alter the terms of an award so as to materially and adversely affect a participant’s rights without the participant’s consent (unless the administrator expressly reserved the right to do so at the time the award was granted). Any amendments to the 2021 Equity Incentive Plan will be conditioned on stockholder approval to the extent required by law or applicable stock exchange requirements.

Equity Compensation Plan Information

Each of our 2016 Employee Stock Option Plan (the “2016 Plan”), our 2019 Equity Incentive Plan (as amended, the “2019 Plan”) and our 2021 Equity Incentive Plan (the “2021 Plan”) were approved by our stockholders in due course. The following table sets forth aggregated information with respect to the 2016 Plan, the 2019 Plan and the 2021 Plan as of December 31, 2023:

Plan Category	Number of Securities Issuable Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Further Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	607,677	(1)	$62.01	(2)	400,621	(3)
Equity compensation plans not approved by security holders	None		N/A		None
Total	607,677		$62.01		400,621

(1)Includes 61,292 shares issuable upon exercise of outstanding options under the 2016 Plan. Includes 186,739 shares issuable upon exercise of outstanding options under the 2019 Plan. Includes 5,675 shares issuable upon exercise of outstanding options and 353,971 shares issuable upon the vesting and settlement of outstanding RSUs under the 2021 Plan.
(2)Reflects the weighted-average exercise price of outstanding options (weighted exclusive of shares to be issued in settlement of outstanding RSUs). There is no exercise price for outstanding RSUs.
(3)Pursuant to the adoption of the 2021 Plan, no more awards may be made under the 2016 and 2019 Plans. A total of 657,985 shares were initially reserved under the 2021 Plan, which total is subject to increase on January 1st of each year from 2022 to 2031 by the lesser of (i) 4 percent of the number of shares of stock outstanding as of the close of business on the immediately preceding December 31st and (ii) the number of shares of stock determined by the Board on or prior to such date for such year.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 1, 2024, information regarding beneficial ownership of shares of our common stock by the following:

•each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;
•each of our directors;
•each of our Named Executive Officers; and
•all current directors and executive officers, as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable by November 30, 2024. The officers, directors and principal stockholders supplied the information for this table. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on the information given to us by each of them, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 5,580,093 shares of our common stock outstanding on October 1, 2024. Unless otherwise indicated, we deem shares subject to options that are exercisable by, and shares issuable upon the vesting of restricted stock units by, November 30, 2024 to be outstanding and beneficially owned by the person holding the options or restricted stock units for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Unless otherwise indicated on the table, the address of each of the individuals named below is: c/o Sezzle Inc., 700 Nicollet Mall, Suite 640, Minneapolis, MN 55402, USA.

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
Directors and Executive Officers
Kyle Brehm(1)	3,002	*
Stephen East(2)	—	*
Karen Hartje(3)	82,797	1.47%
Paul Paradis(4)	242,115	4.33%
Karen Webster(5)	—	*
Charles Youakim(6)	2,452,620	43.85%
All directors and executive officers	2,780,534	48.99%

*     Less than 1.0%
(1)Mr. Brehm serves as a director of the Company.
(2)Mr. East serves as a director of the Company.
(3)Ms. Hartje serves as the Chief Financial Officer of the Company. Shares include options to purchase 69,098 shares of common stock.
(4)Mr. Paradis serves as the President of the Company. Shares include 228,956 shares held by Mr. Paradis directly or through related entities (over which Mr. Paradis retains dispositive control) and family trusts. Shares also include options to purchase 13,159 shares of common stock.
(5)Ms. Webster serves as a director of the Company.
(6)Mr. Youakim serves as the Chairman and Chief Executive Officer of the Company. Shares include 2,439,461 shares held by Mr. Youakim directly or through related entities (over which Mr. Youakim retains dispositive control) and family trusts. Shares include options to purchase 13,159 shares of common stock. Mr. Youakim has pledged 1,720,600 shares as collateral to secure personal indebtedness.

Certain Relationships and Related-Party Transactions

Transactions

Nicholas Paradis, the brother of our director and president Paul Paradis, was an employee of the Company throughout 2023. His total compensation for the year ended December 31, 2023, between annual base salary and other Company benefits including a 401(k) match, was approximately $146,000. Further, David Myos, the brother-in-law of our Chairman and Chief Executive Officer Charles Youakim, was an employee of the Company throughout 2023. His total compensation for the year ended December 31, 2023, between annual base salary and other Company sponsored benefits including a 401(k) match, was approximately $162,500. The portion of the total compensation described above reflecting annualized compensation is consistent within standard hiring practices with other employees performing similar functions and with similar tenure.

Other than the matters disclosed in the previous paragraph, and the current employment agreements between us and each of our executive officers described in the “Executive Compensation” section of this report, there are no existing agreements or arrangements and there are no currently proposed transactions in which we were, or will be, a participant, in which the amount involved exceeded or will exceed the lesser of $120,000 and the average of one percent of our assets as of the end of the last two fiscal years, and in which any current director, executive officer, beneficial owner of more than 5% of our shares of common stock, or entities affiliated with them, had or will have a material interest.

Policies and Procedures for Review and Approval of Related Party Transactions

The charter of our Board of Directors includes a written policy and procedure for related party transactions, which requires prompt disclosure of any circumstances giving rise to a reasonable possibility of conflict between a director’s personal or business interests, the interests of any person associated with them, or their duties to any other company on the one hand, and our interests or their duties to us on the other hand. Our Audit and Risk Committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our shares of common stock, immediate family members of the foregoing persons and any other persons whom the Board of Directors determines may be considered related parties of us, has or will have a direct or indirect material interest. Transactions with related parties will also be subject to shareholder approval to the extent required by Nasdaq.

Indemnification Agreements

We have entered into indemnification agreements with our directors and certain officers. Each indemnification agreement provides that, subject to certain exceptions and limitations set forth therein, we will indemnify and advance certain expenses to the director or executive officer to the fullest extent, and only to the extent, permitted by applicable law in effect as of the date of the agreement and to such greater extent as applicable law may thereafter from time to time permit. The form of indemnification agreement is attached as Exhibit 10.6 to our Annual Report on Form 10-K for the year ended December 31, 2023.

Annex A: Marked Copy of Fifth Restated Certificate of Incorporation

~~FOURTH~~FIFTH RESTATED
CERTIFICATE OF INCORPORATION~~, AS AMENDED,~~ OF
SEZZLE INC., A PUBLIC BENEFIT CORPORATION~~,~~

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Sezzle Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:
1.That the name of this corporation is Sezzle Inc.
2.This corporation was incorporated pursuant to an original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on January 4, 2016.
3.This ~~Fourth~~Fifth Restated Certificate of Incorporation (“Certificate of Incorporation”) amends, restates and integrates the provisions of the Certificate of Incorporation of said corporation and has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law and was approved by the holders of the requisite number of shares of this corporation in accordance with Sections 228 and 363 of the General Corporation Law.

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

ARTICLE I

The name of this corporation is Sezzle Inc. (the “Corporation”).

ARTICLE II

The address of the registered office of the Corporation in the State of Delaware is 8 The Green, Ste A, in the City of Dover, County of Kent, 19901. The name of its registered agent at such address is A Registered Agent, Inc.

ARTICLE III

In pursuing any business, trade, or activity which may lawfully be conducted by the Corporation, the Corporation shall promote a specific public benefit of having a material positive effect (or reduction of negative effects) on consumer empowerment, education, and transparency in the Corporation’s local, national, and global communities. This Article may be amended or deleted only pursuant to the requisite stockholder approval required by Subchapter XV of the General Corporation Law.

ARTICLE IV

The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 750,000,000 shares of Common Stock, US$0.00001 par value per share (“Common Stock”), and (ii~~) 300,000,000 shares of Common Prime Stock, US$0.00001 par value per share (“Common Prime Stock”) and (iii~~) 750,000,000 shares of Preferred Stock, US$0.00001 par value per share (“Preferred Stock”).

The foregoing amendment shall be effective as of 9:01 a.m. Central Daylight Time on Thursday, May 11, 2023 (the “Effective Time”). At the Effective Time, each thirty-eight (38) shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split shall be entitled to the rounding up of such fractional share to the nearest whole number. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined as a result of the Reverse Stock Split, as described above.

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.COMMON STOCK

1.General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2.Voting. The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or pursuant to the General Corporation Law. There shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of this Certificate of Incorporation) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.

~~3.Conversion. Common Stock issued pursuant to the terms of Article V may be converted into Common Prime Stock pursuant to the terms of Article V.~~

B.~~COMMON PRIME~~PREFERRED STOCK

~~1.General. The rights, preferences, privileges and restrictions granted to and imposed on the Common Prime Stock are subject to and qualified by the rights, powers and preferences of the holders of the Common Prime Stock set forth herein.~~

~~2.Dividend Rights. The holders of Common Prime Stock shall not be entitled to share in any dividends or other distributions of cash, property or shares of the Corporation as may be declared by the Board of Directors on the Common Stock.~~

~~3.Redemption. The Common Prime Stock is not redeemable.~~

~~4.Voting Rights. Except as otherwise provided by law, the holders of Common Prime Stock shall not be entitled to any voting rights.~~

~~5.Liquidation Rights. In the event of the voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of Common Stock and Common Prime Stock shall be entitled to share equally, on a per-share basis, in all assets of the Corporation of whatever kind available for distribution to the holders of the Corporation’s capital stock.~~

~~6.Conversion. Common Prime Stock may convert into Common Stock as set forth in Article V.~~

~~C.PREFERRED STOCK~~

Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers relative to other classes or series of Preferred Stock, if any, or Common Stock, full or limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by applicable law, to adopt any such resolution or resolutions. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation. Any shares of Preferred Stock that are redeemed, purchased or acquired by the Corporation shall be returned to the authorized but undesignated shares of Preferred Stock and may be reissued except as otherwise provided by law or this Certificate of Incorporation. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors.

ARTICLE V

~~In connection with the Corporation’s initial public offering (the “Offering”) of CHESS~~ Depository Interests (“CDIs”) (with each CDI representing an interest in one share of Common Stock), certain stockholders entered into an escrow agreement (the “Escrow Agreement”) with the Corporation under which the stockholder agreed, among other things, to certain restrictions and prohibitions from engaging in transactions in the shares of Common Stock (including Common Stock in the form of CDIs) held or acquired by the stockholder (including shares of Common Stock that may be acquired upon exercise of a sock option, warrant or other right) or Common Stock which attach to or arise from such Common Stock (collectively, the “Restricted Securities”) for a period of time identified in the Escrow Agreement (the “Lock-Up Period”). The Restricted Securities shall automatically and without further action be converted into shares of Common Prime Stock, on a one-for-one basis, if the Corporation determines, in its sole discretion, that the stockholder breached or violated any term of such stockholder’s Escrow ~~Agreement or breached the Official Listing rules of the Australian Stock Exchange relating to the Restricted Securities (the “Listing Rules”). Any shares of Common Stock converted to Common~~ Prime Stock pursuant to this Article V shall automatically and without further action be converted back into shares of Common Stock, on a one-for-one basis upon the earlier to occur of the Lock-Up Period in the applicable Escrow Agreement pursuant to which the shares of Common Stock were originally converted to Common Prime Stock or the breach of the Listing Rules being remedied. Upon conversion of Common Stock or Common Prime Stock pursuant to this Article V, the Company shall, within ten (10) Business Days notify the holder of the converted securities of such conversion. Any notice required or permitted by the provisions of this Article V to be given to a holder of shares of Common Stock or Common Prime Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the General Corporation Law, and shall be deemed sent upon such mailing or electronic ~~transmission.~~

[Reserved]

ARTICLE VI

In furtherance of and not in limitation of powers conferred by statute, it is further provided:

1.The business and affairs of this Corporation shall be managed by or under the direction of the Board of Directors;
2.Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide;
3.The Board of Directors is expressly authorized to adopt, amend, alter or repeal the Bylaws of this Corporation; and
4.The number of directors of this Corporation shall be determined in the manner set forth in the Bylaws of this Corporation.

ARTICLE VII

To the fullest extent permitted by law, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article VII to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

Any disinterested failure to satisfy Section 365 of the General Corporation Law shall not, for the purposes of Sections 102(b)(7) or 145 of the General Corporation Law, constitute an act or omission not in good faith, or a breach of the duty of loyalty.

ARTICLE VIII

The following indemnification provisions shall apply to the persons enumerated below.

1.Right to Indemnification of Directors and Officers. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnified Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnified Person in such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article VIII the Corporation shall be required to indemnify an Indemnified Person in connection with a Proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such Proceeding (or part thereof) by the Indemnified Person was authorized in advance by the Board of Directors.

2.Prepayment of Expenses of Directors and Officers. The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under this Article VIII or otherwise.
3.Claims by Directors and Officers. If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within thirty (30) days after a written claim therefor by the Indemnified Person has been received by the Corporation, the Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnified Person is not entitled to the requested indemnification or advancement of expenses under applicable law.
4.Indemnification of Employees and Agents. The Corporation may indemnify and advance expenses to any person who was or is made or is threatened to be made or is otherwise involved in any Proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Corporation or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with such Proceeding. The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board of Directors in its sole discretion. Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the Board of Directors.
5.Advancement of Expenses of Employees and Agents. The Corporation may pay the expenses (including attorneys’ fees) incurred by an employee or agent in defending any Proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board of Directors.
6.Non-Exclusivity of Rights. The rights conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the Bylaws of the Corporation, or any agreement, or pursuant to any vote of stockholders or disinterested directors or otherwise.

7.Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another Corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other Corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise.
8.Insurance. The Board of Directors may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Corporation’s expense insurance; (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article VIII; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article VIII.
9.Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights provided hereunder shall inure to the benefit of any Indemnified Person and such person’s heirs, executors and administrators.

ARTICLE IX

~~1.No Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.~~

~~2.Meetings of Stockholders.~~ Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE X

Subject to any additional vote required by this Certificate of Incorporation or Bylaws, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE XI

The Corporation renounces, to the fullest extent permitted by law, any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of (i) any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries, or (ii) any holder of Preferred Stock or any partner, member, director, stockholder, employee or agent of any such holder, other than someone who is an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation.

ARTICLE XII

1.Exclusive Forum. Unless the Board of Directors or one of its committees otherwise approves the selection of an alternate forum, the Court of Chancery of the State of Delaware (or, if, and only if, the Court of Chancery of the State of Delaware dismisses a Covered Claim (as defined below) for lack of subject matter jurisdiction, any other state or federal court in the State of Delaware that does have subject matter jurisdiction) shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for any (i) derivative claim brought in the right of the Corporation, (ii) claim asserting a breach of a fiduciary duty to the Corporation or the Corporation’s stockholders owed by any current or former director, officer or other employee or stockholder of the Corporation, (iii) claim against the Corporation arising pursuant to any provision of the DGCL, this ~~Fourth~~Fifth Restated Certificate of Incorporation or the Bylaws of the Corporation, (iv) claim to interpret, apply, enforce or determine the validity of this ~~Fourth~~Fifth Restated Certificate of Incorporation or the Bylaws of the Corporation, (v) claim against the Corporation governed by the internal affairs doctrine, or (vi) other claim, not subject to exclusive federal jurisdiction and not subject to paragraph (4) below, brought in any action asserting one or more of the claims specified in clauses (1)(i) through (v) herein above (each a “Covered Claim”); provided, however, that the provisions of this Article XII(1) will not apply to claims brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended.
2.Personal Jurisdiction. If any person or entity (a “Claiming Party”) files an action asserting a Covered Claim in a court other than one determined in accordance with paragraph (1) above (each a “Foreign Action”) without the prior approval of the Board of Directors or one of its committees, such Claiming Party shall be deemed to have consented to (i) the personal jurisdiction of the court determined in accordance with paragraph (1) in connection with any such action brought in any such court to enforce paragraph (1) (an “Enforcement Action”) and (ii) having service of process made upon such Claiming Party in any such Enforcement Action by service upon such Claiming Party’s counsel in the Foreign Action as agent for such Claiming Party.

3.Notice and Consent. Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII and waived any argument relating to the inconvenience of the forums referenced above in connection with any Covered Claim.
4.Federal Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this provision.
IN WITNESS WHEREOF, this ~~Fourth~~Fifth Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this [●] day of [●], ~~2021~~2024.

__________________________________
Charles G. Youakim,
President and Chief Executive Officer

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
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ADD 4
ADD 5
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Sezzle Inc. 2024 Annual Meeting Proxy Card

1234 5678 9012 345

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommend a vote FOR on Proposals 1, 2 and 3.

1. Election of Directors:

Nominee	For	Withhold
01 - Kyle Brehm	☐	☐
02 - Stephen East	☐	☐
03 - Paul Paradis	☐	☐
04 - Karen Webster	☐	☐
05 - Charles Youakim	☐	☐

Proposal	For	Against	Abstain
2. Ratification of appointment of Baker Tilly US, LLP as Sezzle Inc.'s independent registered public accounting firm for fiscal year 2024.	☐	☐	☐
3. The adoption of the Fifth Restated Certificate of Incorporation.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 JNT

52BV 626917

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

041NTB

2024 Annual Meeting Admission Ticket

2024 Annual Meeting of Sezzle Inc. Shareholders

Tuesday November 19, 2024 at 5:00 pm (U.S. Eastern Time),
virtually via the Internet at https://meetnow.global/MFH4YSX

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.edocumentview.com/SEZL

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SEZL

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Sezzle Inc.

Notice of 2024 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — November 19, 2024

The Executive Chairman and Chief Executive Officer, Charles Youakim, is hereby authorized to represent and vote the shares of the undersigned, with all the powers and which the undersigned would possess if personally present at the Annual Meeting of Shareholders of Sezzle Inc., or at any postponement or adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.